UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 6, 2011

AMP PRODUCTIONS, LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-51824	98-0400189
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Bagua 1st Rd., 9th Floor, Pengji Commercial Space Building
Futian District, Shenzhen, 518028 People’s Republic of China

(Address of principal executive offices)

Telephone – + (86)-755-22211114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Dismissal of independent registered public accounting firm

On May 6, 2011, the Board of Directors of AMP Productions, Ltd., a Nevada corporation (the “Company”), dismissed Chang Lee LLP as the Company’s independent registered public accounting firm.

The reports of Chang Lee LLP on the Company’s financial statements as of and for either of the years ended March 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principle other than the following: the report of Chang Lee LLP dated June 23, 2010 on our financial statements in the Form 10-K for the fiscal year ended March 31, 2010 and the report of Chang Lee LLP dated June 23, 2009 on our financial statements in the Form 10-K for the fiscal year ended March 31, 2009 each contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the recent fiscal years ending March 31, 2010 and 2009 and through the date of this Current Report, there have been no (i) disagreements with Chang Lee LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Chang Lee LLP’s satisfaction, would have caused Chang Lee LLP to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Chang Lee LLP with a copy of the above disclosures and requested that Chang Lee LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Chang Lee LLP’s letter, dated May 9, 2011 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

On May 6, 2011, the Board of Directors of Company approved the engagement of Clement C.W. Chan & Co. as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending March 31, 2010 and 2009, and through the date of this Current Report, the Company has not consulted Clement C.W. Chan & Co. regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
16.1	Letter of Chang Lee LLP, dated May 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMP Productions, Ltd.

	By:	/s/ Jing Wang
Jing Wang
Date: May 9, 2011		Chief Executive Officer